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                                                                   Exhibit 10.22

                          TRADEMARK SECURITY AGREEMENT

         This Trademark Security Agreement ("Agreement") is made this 27th day of June, 2002, among ADVA INTERNATIONAL, INC., a Delaware corporation ("ADVA") having an address of 454 South Anderson Road, Suite 214, Rock Hill, South Carolina 29730, GLOBAL INFORMATION GROUP USA, INC., a Delaware Corporation ("GIG"), having an address of 454 South Anderson Road, Suite 214, Rock Hill, South Carolina 29730 (ADVA and GIG, collectively, "Debtors") and delivered to BLANK ROME COMISKY & MCCAULEY LLP having an address of One Logan Square, Philadelphia, Pennsylvania 19103 ("Secured Party").

                                   BACKGROUND
                                   ----------

         A. Debtors are obligated to Secured Party for the payment of certain legal fees and the reimbursement of certain expenses in an aggregate amount of US$180,605.78 (the "Obligation"). To secure the Obligation, Debtors are granting Secured Party a lien on and security interest in Debtors' trademarks and any registrations or applications therefor, and all goodwill associated therewith, and under which Secured Party is entitled to foreclose or otherwise deal with such assets under the terms and conditions set forth therein.

         B. Debtors have adopted, used and are using (or have filed applications for the registration of) the trademarks, servicemarks and tradenames listed on Schedule "A" attached hereto and made part hereof (all such marks or names hereinafter referred to as the "Trademarks").

         C. Secured Party is acquiring a lien on, security interest in and a license to use the Trademarks and the registrations thereof, together with all the goodwill of Debtors associated therewith and represented thereby, as security for the Obligation and Secured Party desires to have its security interest in such Trademarks confirmed by a document identifying same and in such form that it may be recorded in the United States Patent and Trademark Office.

         NOW THEREFORE, with the foregoing Background deemed incorporated by reference and made a part hereof, and in consideration of the premises and mutual promises herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

         1. As security for the Obligation, Debtors hereby grant to Secured Party a lien on and security interest in all of Debtors' present and future right, title and interest in and to the Trademarks, together with all the goodwill of Debtors associated with and represented by the Trademarks, and the registrations thereof and the right (but not the obligation) to sue for past, present and future infringements, and the proceeds thereof, including, without limitation, license royalties and proceeds of infringement suits.

         2. Debtors hereby covenant and agree to maintain the Trademarks in full force and effect until the Obligation is indefeasibly paid and satisfied in full.

         3. Debtors represent, warrant and covenant to Secured Party that:

            (a) The Trademarks are valid and subsisting and have not been adjudged invalid or unenforceable;

            (b) All of the Trademarks (other than application for the registration thereof which have been filed) are registered, valid and enforceable;


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            (c) GIG is the sole and exclusive owner of the entire and
unencumbered right, title and interest in and to each of the Trademarks, and each of the Trademarks is free and clear of any liens, charges and encumbrances including, without limitation, pledges, assignments, licenses (other than to Debtors and Secured Party hereunder) and covenants by Debtors not to sue third persons;

            (d) Debtors have the unqualified right, power and authority to enter into this Agreement and perform its terms;

            (e) Debtors have complied with, and will continue for the duration of this Agreement to comply with the requirements set forth in 15
U.S.C.ss.1051-1127 and any other applicable statutes, rules and regulations in connection with its use of the Trademarks;

            (f) Debtors have no notice of any suits or actions commenced or threatened against it, or notice of claims asserted or threatened against it, with reference to the Trademarks; and

            (g) Debtors have used and will continue to use for the duration of this Agreement, consistent standards of quality in services or products leased, sold or licensed under the Trademarks and hereby grant to Secured Party and its employees and agents the right (with no obligation of any kind upon Secured Party to do so) to visit the locations of Debtors or Debtors' affiliates, including licensees, to inspect the use of the Trademarks and quality control records relating thereto at reasonable times during regular business hours to ensure Debtors' compliance with this paragraph 3(g).

         4. Debtors further covenant that:

            (a) The Obligation shall be paid in full by December 15, 2002.

            (b) Until the Obligation is indefeasibly paid and satisfied in full, Debtors will not enter into any agreement, including, without limitation, license agreements or options other than in the ordinary course of business, which are inconsistent with Debtors' obligations under this Agreement or which restrict or impair Secured Party's rights hereunder.

            (c) If Debtors commence using in commerce or otherwise acquire rights to any new trademarks, the provisions of this Agreement shall automatically apply thereto and such trademarks shall be deemed part of the Trademarks. Debtors shall provide Secured Party with prompt written notice thereof along with an amended Schedule "A."

         5. So long as this Agreement is in effect and so long as Debtors have not received notice from Secured Party that: (i) Debtors have failed to pay the Obligation in full prior to December 15, 2002, (ii) Debtors or either of them cease to conduct business, elect to dissolve, dissolve, become insolvent, make a general assignment for the benefit of creditors or file (or consent to the filing by any other party of) any petition in bankruptcy or for relief under the provisions of the bankruptcy laws; or (iii) Debtors otherwise have defaulted in the Obligation hereunder (each such event or any other default hereunder an "Event of Default"), and that Secured Party has not elected to exercise its right hereunder: (x) Debtors shall continue to have the exclusive right to use the Trademarks; and (y) Secured Party shall have no right to use the Trademarks or issue any exclusive or non-exclusive license with respect thereto, or assign, pledge or otherwise transfer title in the Trademarks to anyone else.

         6. Debtors agree not to sell, grant any option, assign or further encumber their rights and interests in the Trademarks to any entity or person other than Secured Party without the prior written consent of Secured Party.


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         7. Anything herein contained to the contrary notwithstanding, if an
Event of Default exists under this Agreement, Debtors hereby covenant and agree that Secured Party, as the holder of a security interest under the Uniform Commercial Code, as now or hereafter in the jurisdiction set forth in paragraph 17 of this Agreement, or pursuant to any other applicable law, may take such action permitted by law, in its exclusive discretion, to foreclose upon the Trademarks. If an Event of Default exists or is continuing under paragraph 5(ii) hereof, Debtors hereby authorize and empower Secured Party to make, constitute and appoint any officer or agent of Secured Party as Secured Party may select, in its exclusive discretion, as Debtors' true and lawful attorney-in-fact, with the power to endorse Debtors' name on all applications, documents, papers and instruments necessary for Secured Party to use the Trademarks or to grant or issue any exclusive or non-exclusive license under the Trademarks to anyone else, or as necessary for Secured Party to assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone else including, without limitation, the power to execute a Trademark Assignment in the form attached hereto as Exhibit 1. Debtors hereby ratify all that such attorney or agent shall lawfully do or cause to be done by virtue hereof, except for the gross negligence or willful misconduct of such attorney or agent. This power of attorney shall be irrevocable for the life of this Agreement, or until the Obligation is indefeasibly paid and satisfied in full.

         8. This Agreement shall not be modified without the written consent of the party against whom enforcement is being sought.

         9. After the Obligation is indefeasibly paid and satisfied in full, Secured Party shall, at Debtors' expense, execute and deliver to Debtors all documents reasonably necessary to terminate Secured Party's security interest in the Trademarks.

         10. Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by Secured Party in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining, preserving the Trademarks, or in defending or prosecuting any actions or proceedings arising out of or related to the Trademarks, in each case in accordance with the terms of this Agreement, shall be borne and paid by Debtors on demand by Secured Party and until so paid shall be added to the Obligation.

         11. Debtors shall prosecute diligently any pending applications and shall maintain subsisting registrations with respect to the Trademarks until the Obligation is indefeasibly paid and satisfied in full, shall preserve and maintain all rights in the Trademarks as against third parties, and upon reasonable request of Secured Party, shall make federal application on any registrable but unregistered Trademarks belonging to Debtors or licensed to Debtors. Any reasonable expenses incurred in connection with such applications shall be borne exclusively by Debtors. Debtors shall not abandon any Trademarks without the prior written consent of Secured Party.

         12. Debtors shall have the right to bring suit in its own name to enforce the Trademarks, in which event Secured Party may, if Debtors reasonably deem it necessary, be joined as a nominal party to such suit if Secured Party shall have been satisfied, in its sole discretion, that it is not thereby incurring any risk of liability because of such joinder. Debtors shall promptly, upon demand, reimburse and indemnify Secured Party for all damages, costs and expenses, including reasonable attorneys' fees and costs, incurred by Secured Party in the fulfillment of the provisions of this paragraph.


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         13. Secured Party is hereby authorized by Debtors to file any financing statements covering the Trademarks or an amendment to a financing statement that adds trademarks covered thereby or an amendment to a financing statement that adds a debtor thereto, in each case whether or not Debtors' signatures appear thereon. Debtors hereby authorize Secured Party to file all such financing statements and amendments thereto in any filing office as Secured Party, in its reasonable discretion, may determine. In addition to the foregoing, Debtors shall perform all further acts that may be lawfully and reasonably required by Secured Party to secure Secured Party and effectuate the intentions and objects of this Agreement, including, but not limited to, the execution and delivery of continuation statements, amendments to financing statements, security agreements, contracts and any other documents required hereunder.

         14. No course of dealing between Debtors and Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of Secured Party, any right, power or privilege hereunder, shall operate as a waiver thereof, and all of Secured Party's rights and remedies with respect to the Trademarks, whether established hereby or by any other future agreements between Debtors and Secured Party or by law, shall be cumulative and may be exercised singularly or concurrently.

         15. The provisions of this Agreement are severable and the invalidity or unenforceability of any provision herein shall not affect the remaining provisions which shall continue unimpaired and in full force and effect.

         16. This Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

         17. This Agreement shall be governed by and construed in conformity with the laws of the State of Delaware, without regard to its otherwise applicable principles of conflicts of laws.

         18. Debtors agree to the jurisdiction of the state and federal courts of the jurisdiction set forth in paragraph 17 of this Agreement and to service by certified mail, return receipt requested at the address(es) of the Debtors.

         19. Each Debtor and Secured Party hereby waives any and all rights it may have to a jury trial in connection with any litigation, proceeding or counterclaim arising with respect to rights and obligations of the parties hereto or with respect to any claims arising out of any discussions, negotiations or communications involving or related to any proposed renewal extension, amendment, modification, restructure, forbearance, workout or enforcement of the Obligations.

         IN WITNESS WHEREOF, the parties hereto have executed this Trademark Security Agreement, under seal, the day and year first above written.

Debtor:                                   Debtor:
ADVA INTERNATIONAL INC.                   GLOBAL INFORMATION GROUP USA, INC.


By:/s/Ernst R. Verdonck                   By:/s/George L. Down
--------------------------                ---------------------------------
Name:  Ernst R. Verdonck                  Name:   George L. Down
Title:  Chief Executive Officer           Title:  President


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